                         Supplement Dated May 1, 2000
                                      to
                         Prospectus Dated May 1, 2000

This supplement is intended to be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2000.

Global Equity Fund
GOAL AND STRATEGY

This is a global stock fund that seeks long-term growth in capital.

The Fund primarily invests in a diversified mix of common stocks of:

 .  large established U.S. companies; and

 . large established foreign companies located in countries throughout the world, including developed, newly industrialized, and emerging countries.

The manager makes ongoing decisions about the mix between U.S. and foreign stocks. The manager has a target mix of 40% in U.S. stock and 60% in foreign stocks, but actively manages the mix within (+/-) 20 percentage points of the target mix.

The manager uses global economic and industry analysis to identify global economic and industry themes. The manager looks for companies that will benefit from:

 .  global economic trends;

 .  promising technologies or products; and

 . specific country opportunities resulting from changing geopolitical, currency or economic relationships.

The manager purchases stocks of companies that are:

 .  in growth industries;

 .  efficient producers; and

 .  undervalued relative to long-term growth potential.

The Fund invests;

 . in at least 3 different countries (including the U.S.), but normally in more than 15 countries; and

 .  no more than 10% of its assets in emerging markets stocks.

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund normally invests in 90 to 120 stocks, with at least 65% (usually higher of its assets in large cap companies. The fund normally has 5% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities, for example: American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents or investing 100% of its assets in U.S. companies--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

Managing since 1919
Managed approximately $290 billion in assets at the end of 1999

FUND MANAGERS

William E. Holzer
-----------------

Lead Portfolio Manager of subadvisor
Joined subadvisor in 1980

Diego Espinosa
-----------------
Joined President of subadvisor
Joined team in 1997
Joined subadvisor in 1996
Research Analyst at Morgan
Stanley & Company (1994-1996)

Nicholas Bratt
-----------------
Portfolio Manager of subadvisor
Joined team in 1993
Joined subadvisor in 1976


Past Performance

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume divided reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than shown below.

Year-by-year total returns -- calendar years

                                    [CHART]
                               1999         24.19%

Best quarter: up 15.94%, fourth quarter 1999 Worst quarter: down 12.39%, third quarter 1998

Average annual total returns -- for periods ending 12/31/99(/1/)


              Fund    Index
1 year        24.19%  25.34%
Life of fund  13.48%  19.92%

Index: MSCI World Index

(1) Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Market Allocation Risk: The allocation of the Fund's assets among domestic and international equity regions may (1) reduce the Fund's holding in a region whose value then increases unexpectedly, or (2) increase the Fund's holdings in a region just prior to its experiencing a loss of value.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct equity investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.


Period ended December 31;                                       1998**    1999
Net asset value, beginning of period                           $ 10.00   $  9.87
Income from investment operations:
 Net investment income (loss)                                     0.07      0.10
 Net realized and unrealized gain (loss) on investments*         (0.13)     2.27
 Total from investment operations                                (0.06)     2.37
Less distributions:
 Distributions from net investment income and capital paid in    (0.07)    (0.07)
 Distributions from net realized gain on investments sold           --        --
 Distributions in excess of income, capital paid in & gains         --     (0.04)
 Total distributions                                             (0.07)    (0.11)
Net asset value, end of period                                 $  9.87   $ 12.13
Total investment return                                          (0.55)%   24.19%
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   $15,281   $22,311
Ratio of expenses to average net assets (%)***                    1.15%     1.04%
Ratio of net investment income (loss) to average net assets (%)   1.11%     0.96%
Turnover rate (%)                                                33.17%    49.51%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.47% and 1.26% for the years ended December 31, 1998 and 1999, respectively.